UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 6, 2009

TREY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50302	16-1633636
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Regent Street, Suite 520 Livingston, New Jersey	07039
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 758-9555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act ( 17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act ( 17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act ( 17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.

On May 6, 2009, the Company entered into a Securities Purchase Agreement with SWK Technologies, Inc., a wholly owned subsidiary of Trey Resources, Inc. (“SWK”), Jeffrey D. Roth and Jerome R. Mahoney whereby SWK sold twenty-five (25) Common Stock shares or twenty percent (20%) of the stock of SWK, for a purchase price of One Hundred Fifty Thousand Dollars ($150,000).  The $150,000 paid to SWK Technologies, Inc. was transferred to Trey Resources, Inc as a management fee.  The Securities Purchase Agreement is filed herein as Exhibit 10.1.

Item 1.02 Termination of a Material Definitive Agreement.

In conjunction with the Securities Purchase Agreement discussed in Item 1.01, the Company entered into a Termination and Settlement Agreement dated May 6, 2009 with SWK Technologies, Inc., Jeffrey D. Roth and Jerome R. Mahoney.  Pursuant to the Termination and Settlement Agreement, upon receipt of the $150,000 transferred by SWK pursuant to the Securities Purchase Agreement, the Company paid Jerome R. Mahoney, the Company’s Non-Executive Chairman of the Board of Directors since January 1, 2003, the sum of $117,500 in full and total satisfaction on any and all outstanding obligations that exist or may exist between Mr. Mahoney and Trey Resources, Inc.  The total outstanding debt due to Mr. Mahoney was approximately $1,210,000.  Additionally, Mr. Mahoney resigned as an officer, director and employee of the Company and SWK.  Messrs. Mahoney and Roth and the Company and SWK exchanged releases.  The Termination and Settlement Agreement is filed herein as Exhibit 10.2.

Section 3 - Securities and Trading Markets
Item 3.02 Unregistered Sales of Equity Securities.

On May 6, 2009, SWK Technologies, Inc., a wholly owned subsidiary of the Company, sold twenty-five (25) Common Stock shares or twenty percent (20%) of the stock of SWK to Jeffrey D. Roth for a purchase price of One Hundred Fifty Thousand Dollars ($150,000) pursuant to the Securities Purchase Agreement filed herein as Exhibit 10.1.

Section 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2009, pursuant to the Termination and Settlement Agreement discussed in Item 1.02, Jerome Mahoney resigned as a director and officer of the Company.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

10.1	Securities Purchase Agreement dated May 6, 2009 by and among Trey Resources, Inc., SWK Technologies, Inc. Jeffrey D. Roth and Jerome R. Mahoney.

10.2	Termination and Settlement Agreement dated May 6, 2009 by and among Trey Resources, Inc., SWK Technologies, Inc. Jeffrey D. Roth and Jerome R. Mahoney.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREY RESOURCES, INC.

By:  /s/Mark Meller
Mark Meller
President, Chief Executive Officer and
Principal Accounting Officer

Date:  May 26, 2009

  INDEX OF EXHIBITS

10.1	Securities Purchase Agreement dated May 6, 2009 by and among Trey Resources, Inc., SWK Technologies, Inc. Jeffrey D. Roth and Jerome R. Mahoney.

10.2	Termination and Settlement Agreement dated May 6, 2009 by and among Trey Resources, Inc., SWK Technologies, Inc. Jeffrey D. Roth and Jerome R. Mahoney.